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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  June 28, 2004
(Date of earliest event reported)

Commission File No. 333-105940


                    Banc of America Mortgage Securities, Inc.
                  ---------------------------------------------


           Delaware                                   36-4514369
   ------------------------              ------------------------------------
   (State of Incorporation)              (I.R.S. Employer Identification No.)

      201 North Tryon Street, Charlotte, North Carolina          28255
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           Address of principal executive offices              (Zip Code)

                                 (704) 387-8239
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               Registrant's Telephone Number, including area code


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   (Former name, former address and former fiscal year, if changed since last report)

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ITEM 5.         Other Events

                Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letters.

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ITEM 7.         Financial Statements and Exhibits

                (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------------                               --------------------------------
       (99)                                     Computational Materials prepared
                                                by Banc of America Securities
                                                LLC in connection with Banc of
                                                America Mortgage Securities,
                                                Inc., Mortgage Pass-Through
                                                Certificates, Series 2004-7

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                Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BANC OF AMERICA MORTGAGE
                                             SECURITIES, INC.


July 29, 2004


                                             By:  /s/ Judy Lowman
                                                  -----------------------------
                                                  Judy Lowman
                                                  Vice President

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                                INDEX TO EXHIBITS

                                                               Paper (P) or
Exhibit No.        Description                                 Electronic (E)
-----------        -----------------------------------         --------------

   (99)            Computational Materials                           P
                   prepared by Banc of America
                   Securities LLC in connection
                   with Banc of America Mortgage
                   Securities, Inc., Mortgage Pass-
                   Through Certificates, Series 2004-7